UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2015

ZOOM TELEPHONICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

207 South Street, Boston, MA	02111
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On September 25, 2015, Zoom Telephonics, Inc. (the “Company”) entered into Subscription Agreements (the “Subscription Agreements”) with accredited investors pursuant to which the Company sold an aggregate of 4,909,999 shares of common stock, par value $0.01 per share, (the “Common Stock”) at a purchase price of $0.70 per share.  The gross proceeds to the Company at the closing of this private placement were $3,437,000.

The shares of Common Stock issued in the transaction are restricted securities and may be sold only pursuant to Rule 144 or in another transaction exempt from the registration requirements under the Securities Act of 1933.  Pursuant to the terms of the Subscription Agreements, the Company is required to file a registration statement with the Securities and Exchange Commission within thirty (30) days, to register for resale the shares of Common Stock sold in the offering.

A copy of the form of Subscription Agreement is included as Exhibit 10.1. The foregoing description of the exhibit does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which is incorporated by reference.

Item 3.02.    Unregistered Sales of Equity Securities

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

The securities offered, issued and sold pursuant to the private placement were issued without registration and are subject to restrictions under the Securities Act of 1933, as amended, and the securities laws of certain states, in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act of 1933 and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2015, the Company appointed Philip Frank and George Patterson to the Board of Directors.  Shortly after their appointment, each of Mr. Frank and Mr. Patterson will receive an option to purchase 30,000 shares of common stock of the Company.

Item 7.01   Regulation FD Disclosure

On September 28, 2015, the Company issued a press release announcing the completion of the private placement and the appointment of Mr. Frank and Mr. Patterson to the Board of Directors.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.  The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Item 9.01      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement.

99.1	Press Release issued by Zoom Telephonics, Inc., dated September 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2015	ZOOM TELEPHONICS, INC.

	By:	/s/ Frank B. Manning
Frank B. Manning
President, Chief Executive Officer and Acting Chief Financial Officer